ne

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2021

VMG Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41057	86-3288218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 Mesa Street, Suite 310 San Francisco, California	94129
(Address of Principal Executive Offices)	(Zip Code)

(415) 632-4200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	VMGAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	VMGA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	VMGAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01Entry into a Material Definitive Agreement.

On November 15, 2021, VMG Consumer Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including 3,000,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-260448) (the “Registration Statement”):

•

An Underwriting Agreement, dated November 10, 2021, among the Company and Credit Suisse Securities (USA) LLC and Moelis & Company LLC, as representatives of the several underwriters, attached hereto as Exhibit 1.1 and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated November 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.1 and incorporated herein by reference.

•	A Warrant Agreement, dated November 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, attached hereto as Exhibit 4.1 and incorporated herein by reference.

•

A Registration Rights Agreement, dated November 10, 2021, among the Company, VMG Consumer Acquisition Holdings, LLC (the “Sponsor”), and certain security holders named therein, attached hereto as Exhibit 10.2 and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated November 10, 2021, between the Company and the Sponsor, attached hereto as Exhibit 10.3 and incorporated herein by reference.

•

A Letter Agreement, dated November 10, 2021, between the Company and the Sponsor, and each of the officers, directors and advisory board members (the “Advisory Board”) of the Company, attached hereto as Exhibit 10.4 and incorporated herein by reference.

•	Indemnity Agreements, each dated November 10, 2021, between the Company and each of its officers and directors, attached hereto as Exhibits 10.7-10.12 and incorporated herein by reference.

•

Indemnity Agreements, each dated November 10, 2021, between the Company and each member of its Advisory Board, the form of which is attached hereto as Exhibit 10.13 and incorporated herein by reference.

•	An Administrative Services Agreement, dated August 6, 2021, between the Company and the Sponsor, attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 3.02.Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 11,700,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant (the “Private Placement”), to the Sponsor, generating gross proceeds to the Company of $11,700,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. So long as the Private Placement

Warrants are held by the Sponsor or their permitted transferees, the Private Placement Warrants will not be redeemable for cash by the Company and will be exercisable on a cashless basis.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2021, in connection with the IPO, Jasmin Allen, Lowell Singer and John Toth (together, the “Independent Directors”) were appointed to the board of directors of the Company (the “Board”). Effective November 10, 2021, each of Ms. Allen, Mr. Singer and Mr. Toth was also appointed to the audit committee of the Board, with Mr. Toth serving as the chair of the audit committee.

In September and October 2021, the Sponsor transferred (i) 35,000 shares of the Company’s Class B common stock to each of Ms. Allen, Mr. Singer and Mr. Toth and (ii) 15,000 shares of the Company’s Class B common stock to each of Melissa Baird, Amy Ferris, Michael Steib and Jesse Timmermans, the members of the Company’s Advisory Board. Following the appointments of Ms. Allen, Mr. Singer and Mr. Toth, the Board is comprised of five members in a single class.  Other than the indemnity agreements described above and filed as Exhibits 10.10-10.12 herewith, none of the Independent Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03.Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.Other Events.

A total of $234,600,000, comprised of $225,400,000 of the proceeds from the IPO, which includes the $8,050,000 deferred underwriting commission, and $9,200,000 of the proceeds from the Private Placement were placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account (less up to $100,000 of interest to pay dissolution expenses), the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or (ii) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it has not completed its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On November 10, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated November 10, 2021, between the Company and Credit Suisse Securities (USA) LLC and Moelis & Company LLC, as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation, dated November 10, 2021.

4.1	Warrant Agreement, dated November 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, dated November 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated November 10, 2021, among the Company, the Sponsor and certain security holders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated November 10, 2021, between the Company and the Sponsor.

10.4	Letter Agreement, dated November 10, 2021, between the Company, the Sponsor and each of the officers, directors and advisory board members of the Company.

10.5	Indemnity Agreement, dated November 10, 2021, between the Company and Aarti Kapoor.

10.6	Indemnity Agreement, dated November 10, 2021, between the Company and Angad S. Hira.

10.7	Indemnity Agreement, dated November 10, 2021, between the Company and Michael Mauzé.

10.8	Indemnity Agreement, dated November 10, 2021, between the Company and Jasmin Allen.

10.9	Indemnity Agreement, dated November 10, 2021, between the Company and Lowell J. Singer.

10.10	Indemnity Agreement, dated November 10, 2021, between the Company and John Toth.

10.11	Form of Indemnity Agreement, dated November 10, 2021, between the Company and each member of its Advisory Board.

10.12	Administrative Services Agreement, dated August 6, 2021, between the Company and the Sponsor.

99.1	Press Release, dated November 10, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMG Consumer Acquisition Corp.

Date: November 17, 2021	By:	/s/ Aarti Kapoor
	Name:	Aarti Kapoor
	Title:	Chief Executive Officer